Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8172%



        Excess Protection Level
          3 Month Average   5.18%
          June, 1998   4.71%
          May, 1998   4.95%
          April, 1998   5.88%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.85%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,536,555,660.02